UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 9, 2009
Date of Report (Date of earliest event reported)
IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (508) 373-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 9, 2009, IPG Photonics Corporation (the “Company”) filed a Registration Statement on Form S-3 No. 333-162996 relating to the offer and sale from time to time of up to $130,000,000 of securities, including $30,000,000 in secondary shares. The securities which the Company may offer and sell may include debt securities. Any debt securities offered and sold pursuant to the Registration Statement will be issued under a Senior Indenture between the Company and a trustee, as amended or supplemented. The Senior Indenture will provide for customary events of default and contain certain covenants.
     The foregoing description of the Senior Indenture is a summary and is qualified in its entirety by reference to the Senior Indenture, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.
     The document filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to the Registration Statement on Form S-3 No. 333-162996 filed on November 9, 2009.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed as part of this report:

Exhibit
Number	Description
4.1	Form of Senior Indenture, to be entered into between the Company and trustee designated therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
December 2, 2009	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
     This exhibit is numbered in accordance with the Exhibit Table of Item 601 of Regulation of S-K.

Exhibit
Number	Description
4.1	Form of Senior Indenture, to be entered into between the Company and trustee designated therein.

4